PennantPark Floating Rate Capital Ltd. Schedules Earnings Release of First Fiscal Quarter 2015 Results

NEW YORK, NY -- (Marketwired - January 12, 2015) - PennantPark Floating Rate Capital Ltd. (the "Company") (NASDAQ: PFLT) announced today that it will report results for the first fiscal quarter ended December 31, 2014 on Thursday, February 5, 2015 after the close of the financial markets.

The Company will also host a conference call at 10:00 a.m. (Eastern Time) on Friday, February 6, 2015 to discuss its financial results. All interested parties are welcome to participate. You can access the conference call by dialing (888) 539-3612 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-2244. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through February 20, 2015 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #1817227.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

The Company is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. The Company is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
(212) 905-1000
www.pennantpark.com